                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            -----------------------
                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): December 29, 1996

                        THE BROOKLYN UNION GAS COMPANY
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          New York                    1-722                  11-0584613
   ---------------------         ----------------         ---------------
  (State of Incorporation)       (Commission File          (IRS Employer
                                  Number)                   Identification
                                                            Number)

           One MetroTech Center
            Brooklyn, New York                         11201-3850
      -----------------------------                 ---------------
  (Address of principal executive offices)             (Zip Code)

      Registrant's telephone number, including area code: (718) 403-2000



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Item 5. Other Events.
        ------------

        On December 29, 1996, The Brooklyn Union Gas Company (the "Company"), entered into an Agreement and Plan of Exchange (the "Exchange Agreement") with Long Island Lighting Company, a New York corporation ("Lilco") and NYECO Corp., a New York corporation ("NYECO"), providing for a business combination between the Company and Lilco, to be effected as binding share exchanges between NYECO and the Company, and NYECO and Lilco. NYECO is a holding company formed by the Company and Lilco to manage their combined businesses.

        The Exchange Agreement is attached as Exhibit 2 hereto and its terms are incorporated herein by reference. The Company and Lilco have issued a joint press release announcing the Exchange Agreement, which is attached as Exhibit 99 hereto and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information
        ------------------------------------------------------
        and Exhibits
        ------------

        The following exhibits are filed as part of this report:

2 Agreement and Plan of Exchange, dated as of December 29, 1996, by and among The Brooklyn Union Gas Company, Long Island Lighting Company and NYECO Corp.

99      Press release dated December 29, 1996


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                                   SIGNATURE


        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 29, 1996

                                        THE BROOKLYN UNION GAS COMPANY

                                    By: /s/ R.R. Wieczorek
                                        ------------------------------
                                        R.R. Wieczorek
                                        Vice President, Secretary &
                                        Treasurer






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                                 EXHIBIT INDEX

Exhibit
Number                               Description
-------                              ------------
   2 Agreement and Plan of Exchange, dated as of December 29, 1996, by and among The Brooklyn Union Gas Company, Long Island Lighting Company and NYECO Corp.

  99                  Press release dated December 29, 1996






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